Business combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business combinations
Note 17 - Business combinations
Paragon Transaction
The Company announced a binding tender offer agreement (the “Tender Offer Agreement”) on February 21, 2018 to offer (“the Offer”) to purchase all outstanding shares in Paragon Offshore Limited (“Paragon”). The total acquisition price to purchase all outstanding shares was $241.3 million. The transaction was subject to the satisfaction of the offer conditions, customary closing conditions, including, among other customary conditions, that (a) at least 67% of the outstanding Paragon shares were validly tendered and not withdrawn before the expiration date, (b) no material adverse change shall have occurred prior to closing, and (c) Paragon shall have completed all actions necessary to acquire ownership of certain Prospector drilling rigs and legal entities currently subject to chapter 11 proceedings in the United States Bankruptcy Court in the District of Delaware. On March 29, 2018, all of the conditions to the Offer were satisfied and the transaction closed. Shareholders holding 99.41% of the shares accepted the offer for a total payment of approximately $240.0 million.
Recognized amounts of identifiable assets acquired, and liabilities assumed at fair value:

(In $ millions)	March 29, 2018
Cash and cash equivalents	41.7
Restricted cash	4.2
Trade receivables	31.0
Other current assets (including contract backlog of $31.6 million)	53.4
Jack-up drilling rigs	246.0
Assets held for sale	15.0
Property, plant and equipment	16.1
Other long-term assets (including contract backlog of $12.8 million)	24.8
Trade payables	(10.5)
Accruals and other current liabilities	(40.9)
Long term debt	(87.7)
Other non-current liabilities	(13.7)
Total	279.4
Fair value of consideration satisfied by cash:
Payment upon completion by the Company	240.0
Payment to non-controlling interest	1.3
Total	241.3
Total fair value of purchase consideration	241.3
Fair value of net assets acquired	279.4
Bargain Gain	(38.1)
At the time of the acquisition, Paragon was an international driller with a fleet of 23 drilling units. This fleet included two modern units, the Prospector 1 and Prospector 5 built in 2013 and 2014, respectively. The fleet also included a semi-submersible drilling rig, MSS1, with a long-term contract for TAQA in the North Sea which commenced on March 6, 2018. We disposed of 16 jack-up rigs acquired in the Paragon transaction during 2018.
The Paragon transaction is accounted for as a business combination. The estimated fair value of the individual rigs was derived by using a market and income-based approach with market participant-based assumptions. A bargain purchase gain of $38.1 million was recognized in the Consolidated Statement of Operations. A bargain purchase gain arises when the fair value of the net assets acquired is higher than the total fair value of purchase consideration.
Immediately following the closing of the Paragon transaction, the Company settled the long-term debt of $87.7 million plus $1.6 million of accrued interest and brokerage fees.
During 2018, the Company purchased the remaining outstanding shares in Paragon Offshore limited for $1.0 million.
Restructuring
The table below sets forth the movements in restructuring provisions as a result of the Paragon transaction:

	As of December 31,
(In $ millions)	2020	2019	2018
Non-current
Opening balance	—	7.0	—
Reclassification of onerous lease to lease liability (ASU 842 adoption)	—	(7.0)	—
Onerous office lease (ii)	—	—	7.0
Non-current restructuring provision (a)	—	—	7.0
Current
Opening balance	0.4	4.9	—
Severance (i)	—	1.7	22.8
Severance payments (i)	(0.4)	(1.3)	(21.1)
Onerous office lease (ii)	—	—	5.2
Reclassification of onerous lease to lease liability (ASU 842 adoption)	—	(3.2)	—
Lease payments	—	—	(2.0)
Current restructuring provision (b)	—	0.4	4.9
Total (a+b)	—	0.4	11.9
(i)Severance payment
As part of the Tender Offer Agreement signed February 21, 2018, the Company initiated a workforce reduction program at closing of the transaction to align the size and composition of the Paragon workforce to the Company’s expected future operations and strategy. An agreement was reached with relevant employees of Paragon that specifies the amounts payable to those made redundant. The Company recognized $22.8 million in restructuring expense for the year ended December 31, 2018 related to those employees.
(ii)Office lease
During the year ended December 31, 2018, the Company recognized $7.7 million as restructuring cost for vacating excess Paragon offices as part of the workforce reduction program. The restructuring expense of $7.7 million relates to future lease obligations still present after the cease of use date. The Company’s future lease obligation of $10.2 million is recognized under onerous contracts, whereof $4.5 million was recognized by Paragon before the acquisition as part of Paragon’s own restructuring plan as of December 31, 2018. All future payments will be recognized against onerous contracts until February 2022 when the lease obligation is settled. The Company expects no additional lease costs to be recognized related to the Paragon restructuring after the year ended December 31, 2018.
We adopted, topic 842 “Leases”, on a modified retrospective basis, on January 1, 2019. Subsequent to adoption, onerous lease commitments of $10.2 million were reclassified to lease liability. We have not restated comparative periods (see note 15).
Paragon pro forma information (unaudited)
Basis of preparation
The unaudited pro forma financial information is based on Borr Drilling’s and Paragon’s historical consolidated financial statements as adjusted to give effect to the acquisition of Paragon. The unaudited revenue and net income (loss) for the period ended December 31, 2018 give effect to the Paragon acquisition as if it had occurred on January 1, 2017.

(In $ millions)	2018 (unaudited)
Revenue	192.1
Net income (loss)	(297.5)
Certain one-time adjustments were included in the pro forma financial information.
For the period from March 29, 2018 until December 31, 2018, Paragon contributed $116.3 million in revenue resulting in loss before income taxes of $42.7 million, excluding bargain purchase gain of $38.1 million.